UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                    __________________________________

                                 FORM 8-A

                    __________________________________

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                            KNBT Bancorp, Inc.
______________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                                       38-3681905
______________________________________________________________________________
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


       Route 512 and Highland Avenue
         Bethlehem, Pennsylvania                                 18017
______________________________________________________________________________
 (Address of Principal Executive Offices)                     (Zip Code)


   If this form relates to                If this form relates to
   the registration of a                  the registration of a
   class of securities                    class of securities
   pursuant to Section 12(b)              pursuant to Section 12(g)
   of the Exchange Act and is             of the Exchange Act and is
   effective pursuant to                  effective pursuant to
   General Instruction A.(c),             General Instruction A.(d),
   please check the following             please check the following
   box. [ ]                               box.  [X]


Securities Act registration statement file number to which this form relates:
                                333-105899
                                __________
                             (If applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

     Securities to be registered pursuant to Section 12(g) of the Act:

                Common Stock, par value $.01 per share
                ______________________________________
                          (Title of class)


Item 1.   Description of Registrant's Securities to be Registered

          See "Description of KNBT Bancorp Capital Stock" in the Prospectus included in the KNBT Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-105899) which is hereby incorporated by reference.

Item 2.   Exhibits

     2.0  Plan of Conversion*

     2.2 Agreement and Plan of Merger between Keystone Savings Bank and First Colonial Group, Inc. (without exhibits)*

     3.1  Articles of Incorporation of KNBT Bancorp, Inc.*

     3.2  Bylaws of KNBT Bancorp, Inc.*

     4.0  Form of Stock Certificate of KNBT Bancorp, Inc.*

     ____________________
     * Previously filed with the Securities and Exchange Commission as exhibits to the KNBT Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-105899). Such exhibits are incorporated herein by reference.























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                                 SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 KNBT Bancorp, Inc.



Date: October 17, 2003      By:  /s/ Eugene T. Sobol
                                 __________________________________
                                 Eugene T. Sobol
                                 Senior Executive Vice President and
                                  Chief Operating Officer



































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